ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

This is an Assignment, Assumption and Recognition Agreement (this “AAR Agreement”) made as of March 30, 2007, among EMC Mortgage Corporation (the “Assignor”), U.S. Bank National Association, not individually but solely as trustee for the holders of the Prime Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1 (the “Assignee”) and Wachovia Mortgage Corporation (the “Seller”).

In consideration of the mutual promises contained herein the parties hereto agree that the residential mortgage loans (the “Assigned Loans”) listed on Attachment 1 annexed hereto (the “Assigned Loan Schedule”) purchased by Assignor from Seller pursuant to (a) the Purchase, Warranties and Servicing Agreement, dated as of July 1, 2005, between Assignor and Seller, as amended by Regulation AB Compliance Addendum to Seller’s Purchase, Warranties and Servicing Agreement (the “Addendum”), dated as of March 28, 2006 (as amended, the “Purchase Agreement”) and (b) the Assignment and Conveyance Agreement dated December 20, 2005, between Assignor and Seller (the “Assignment and Conveyance Agreement”; and together with the Purchase Agreement, the “Agreements”), shall be subject to the terms of this AAR Agreement. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Agreements.

Assignment and Assumption

Except as expressly provided for herein, the Assignor hereby grants, transfers and assigns to the Assignee all of its right, title and interest as in, to and under (a) the Assigned Loans and (b) the Agreements with respect to the Assigned Loans; provided, however, that the Assignor is not assigning to the Assignee any of its right, title or interest, in, to and under the Agreements with respect to any mortgage loan other than the Assigned Loans listed on Attachment 1.  Notwithstanding anything to the contrary contained herein, the Assignor specifically reserves and does not assign to the Assignee any right, title and interest in, to or under the representations and warranties contained in Section 3.01 and Section 3.02 of the Purchase Agreement and in the Assignment and Conveyance Agreement, the additional repurchase and premium recapture obligations set forth in the Assignment and Conveyance Agreement, and any obligation of the Seller to cure, repurchase or substitute for a mortgage loan and to indemnify the Assignor with respect to a breach of such representations and warranties pursuant to Section 3.03 and Section 8.01 of the Purchase Agreement, and the Assignor is retaining the right to enforce the representations and warranties and the obligations of the Seller set forth in those sections against the Seller.  In addition, the Assignor specifically reserves and does not assign to the Assignee any right, title and interest in, to or under Section 2.09 of the Purchase Agreement. Except as is otherwise expressly provided herein, the Assignor makes no representations, warranties or covenants to the Assignee and the Assignee acknowledges that the Assignor has no obligations to the Assignee under the terms of the Agreements or otherwise relating to the transaction contemplated herein (including, but not limited to, any obligation to indemnify the Assignee).

Representations, Warranties and Covenants

1.  Assignor warrants and represents to Assignee and Seller as of the date hereof:

(a)  Attached hereto as Attachment 2 are true and accurate copies of the Agreements which agreements are in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)  Assignor is the lawful owner of the Assigned Loans with full right to transfer the Assigned Loans and any and all of its interests, rights and obligations under the Agreements as they relate to the Assigned Loans, free and clear from any and all claims and encumbrances; and upon the transfer of the Assigned Loans to Assignee as contemplated herein, Assignee shall have good title to each and every Assigned Loan, as well as any and all of Assignor’s interests, rights and obligations under the Agreements as they relate to the Assigned Loans, free and clear of any and all liens, claims and encumbrances;

(c)  There are no offsets, counterclaims or other defenses available to Seller with respect to the Assigned Loans or the Agreements;

(d)  Assignor has no knowledge of, and has not received notice of, any waivers under, or any modification of, any Assigned Loan;

(e)  Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to acquire, own and sell the Assigned Loans;

(f)  Assignor has full corporate power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein.  The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject.  The execution, delivery and performance by Assignor of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Assignor.  This AAR Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee and Seller, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

(g)  No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this AAR Agreement, or the consummation by it of the transactions contemplated hereby;

(h)  Neither Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Assigned Loans or any interest in the Assigned Loans, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Assigned Loans, or any interest in the Assigned Loans or otherwise approached or negotiated with respect to the Assigned Loans, or any interest in the Assigned Loans with any Person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Assigned Loans under the Securities Act of 1933, as amended (the “1933 Act”) or which would render the disposition of the Assigned Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto;

(i)  The Assignor has received from Seller, and has delivered to the Assignee, all documents required to be delivered to Assignor by the Seller prior to the date hereof pursuant to Section 2.07 of the Purchase Agreement with respect to the Assigned Loans and has not received, and has not requested from the Seller, any additional documents; and

(j)  There is no action, suit, proceeding, investigation or litigation pending or, to Assignor's knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to Assignor, would adversely affect Assignor's execution or delivery of, or the enforceability of, this AAR Agreement, or the Assignor's ability to perform its obligations under this AAR Agreement.

2.  Assignee warrants and represents to, and covenants with, Assignor and Seller as of the date hereof:

(a)  Assignee is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to hold the Assigned Loans as trustee on behalf of the holders of the Prime Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1;

(b)  Assignee has full corporate power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein.  The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignee’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignee’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignee or its property is subject.  The execution, delivery and performance by Assignee of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Assignee. This AAR Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by Assignor and Seller, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

(c)  No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignee in connection with the execution, delivery or performance by Assignee of this AAR Agreement, or the consummation by it of the transactions contemplated hereby;

(d)  There is no action, suit, proceeding, investigation or litigation pending or, to Assignee's knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to Assignee, would adversely affect Assignee's execution or delivery of, or the enforceability of, this AAR Agreement, or the Assignee's ability to perform its obligations under this AAR Agreement; and

(e)  Assignee assumes for the benefit of each of the Assignor and the Seller all of the rights of the Purchaser under the Purchase Agreement with respect to the Assigned Loans.

3.  Seller warrants and represents to, and covenant with, Assignor and Assignee as of the date hereof:

(a)  Attached hereto as Attachment 2 are true and accurate copies of the Agreements, which agreements are in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)  Seller is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to service the Assigned Loans and otherwise to perform its obligations under the Agreements;

(c)  Seller has full corporate power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein.  The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Seller’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Seller’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Seller is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Seller or its property is subject.  The execution, delivery and performance by Seller of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Seller. This AAR Agreement has been duly executed and delivered by Seller, and, upon the due authorization, execution and delivery by Assignor and Assignee, will constitute the valid and legally binding obligation of Seller, enforceable against Seller in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

(d)  No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Seller in connection with the execution, delivery or performance by Seller of this AAR Agreement, or the consummation by it of the transactions contemplated hereby;

(e)  The Seller shall establish a Custodial Account and an Escrow Account under the Purchase Agreement in favor of the Assignee with respect to the Assigned Loans separate from the Custodial Account and Escrow Account previously established under the Purchase Agreement in favor of Assignor;

(f)  No event has occurred from the Closing Date to the date hereof which would render the representations and warranties as to the related Assigned Loans made by the Seller in Sections 3.01 [and 3.02] of the Purchase Agreement or in the related Assignment and Conveyance Agreement to be untrue in any material respect; and

(g)  Neither this AAR Agreement nor any certification, statement, report or other agreement, document or instrument furnished or to be furnished by the Seller pursuant to this AAR Agreement contains or will contain any materially untrue statement of fact or omits or will omit to state a fact necessary to make the statements contained therein not misleading.

4.  The Seller hereby restates the representations and warranties set forth in Section 2.02 of the Addendum (with the information pertaining to Section 2.02(a)(vii) specified in Attachment 3 hereto) as of the date of hereof.

Notwithstanding anything to the contrary in the Agreement, the Seller shall (or shall cause any Third-Party Originator to) (i) immediately notify Assignor and Structured Asset Mortgage Investments II Inc. (“SAMI II”) in writing of (A) legal proceedings pending against the Seller, or proceedings known to be contemplated by governmental authorities against the Seller which in the judgment of the Seller would be, in each case, material to purchasers of securities backed by the Assigned Loans, (B) any affiliations or relationships of the type described in Item 1119(b) of Regulation AB that develop following the date hereof between the Seller and any of the above listed parties or other parties identified in writing by the Assignor or SAMI II with respect to the Securitization Transaction and (ii) provide to the Assignor and SAMI II a description of such proceedings, affiliations or relationships.

Each such notice/update should be sent to the Assignor by e-mail to regABnotifications@bear.com.  Additionally, all such notifications, other than those pursuant to (i)(A) above, should be sent to:

EMC Mortgage Corporation
2780 Lake Vista Drive
Lewisville, Texas 75067
Attention:  Michelle Viner
Facsimile:  (214) 626-4889
Email:  mviner@bear.com

With a copy to:

Bear, Stearns & Co. Inc.
383 Madison Avenue, 3rd Floor
New York, New York 10179
Attention:  Global Credit Administration
Facsimile:  (212) 272-6564

Notifications pursuant to (i)(A) above should be sent to:

EMC Mortgage Corporation
2780 Lake Vista Drive
Lewisville, Texas 75067
Attention:  General Counsel
Facsimile:  (214) 626-4714

With copies to:

Bear, Stearns & Co. Inc.
383 Madison Avenue, 3rd Floor
New York, New York 10179
Attention:  Global Credit Administration
Facsimile:  (212) 272-6564

EMC Mortgage Corporation
2780 Lake Vista Drive
Lewisville, Texas 75067-3884
Attention:  Michelle Viner
Facsimile:  (214) 626-4889
Email:  mviner@bear.com

5.  Assignor hereby agrees to indemnify and hold the Assignee (and its successors and assigns) harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that Assignee (and its successors and assigns) may sustain in any way related to any breach of the representations or warranties of Assignor set forth in this AAR Agreement or the breach of any covenant or condition contained herein.

Recognition of Assignee

6.  From and after the date hereof, Seller shall recognize Assignee as owner of the Assigned Loans, and acknowledges that the Assigned Loans will be part of a REMIC, and will service the Assigned Loans in accordance with the Purchase Agreement (as modified by this AAR Agreement) but in no event in a manner that would (i) cause any REMIC to fail to qualify as a REMIC or (ii) result in the imposition of a tax upon any REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code). It is the intention of Assignor, Seller and Assignee that this AAR Agreement shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto. Neither Seller nor Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Purchase Agreement which amendment, modification, waiver or other alteration would in any way affect the Assigned Loans without the prior written consent of Assignee.

7.  [The Seller shall prepare for and deliver to the Assignee and the Master Servicer (and the securities administrator, if any) a statement with respect to each mortgaged property acquired through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Assigned Loan (“REO Property”) that has been rented showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Assignee (or the securities administrator, if any) to comply with the reporting requirements of the REMIC provisions of the Code. The net monthly rental income, if any, from such REO Property shall be deposited in the related collection account no later than the close of business on each determination date.  The Seller shall perform, or caused to be performed, the tax reporting and withholding related to foreclosures, abandonments and cancellation of indebtedness income as specified by Sections 1445, 6050J and 6050P of the Code by preparing and filing such tax and information returns, as may be required.  In the event that the Prime Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1 acquires any REO Property as aforesaid or otherwise in connection with a default or default becoming reasonably foreseeable on an Assigned Loan, the Seller shall cause such REO Property to be disposed prior to three years after its acquisition by the Prime Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1 or, at the expense of the Prime Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1, request more than 60 days prior to the day on which such three-year period would otherwise expire, an extension of the three-year grace period unless the Assignee (or the securities administrator, if any) shall have been supplied with an opinion of counsel addressed to the Assignee (and the securities administrator, if any) rendered by nationally recognized tax counsel specializing in such matters (such opinion not to be an expense of the Trustee or the Securities Administrator) to the effect that the holding by the Prime Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1 of such REO Property subsequent to such three-year period will not result in the imposition of taxes on “prohibited transactions” of any REMIC as defined in Section 860F of the Code or cause any REMIC to fail to qualify as a REMIC, in which case the Prime Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1 may continue to hold such REO Property (subject to any conditions contained in such opinion of counsel). Notwithstanding any other provision of the Servicing Agreement, no REO Property acquired by the Prime Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1 shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Prime Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1 in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code or (ii) subject any REMIC to the imposition of any federal, state or local income taxes on the income earned from such REO Property under Section 860G(c) of the Code or otherwise, unless the Seller has agreed to indemnify and hold harmless the Prime Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1 with respect to the imposition of any such taxes.]

8.  In addition, the Seller hereby acknowledges that from and after the date hereof, the Mortgage Loans will be subject to the terms and conditions of the pooling and servicing agreement pursuant to which the Master Servicer is required to monitor the performance by the Seller of its servicing obligations under the Agreements and has the right to enforce the obligations of the Seller under the Agreements with respect to the servicing of the Mortgage Loans.  Such right will include, without limitation, the right to terminate the Seller under the Agreements upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Seller under the Agreements, the right to receive all monthly reports and other data required to be delivered by the Seller under the Agreements, the right to examine the books and records of the Seller, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by the Seller.  In connection therewith, the Seller hereby agrees to make all remittances required under the Agreements with respect to the Mortgage Loans to the Master Servicer for the benefit of the Assignee in accordance with the following wire transfer instructions:

EMC Master Servicing Remittances
Bank:  Chase Bank of Texas
Branch:  Irving, Texas
Account Name:  EMC Mortgage Corporation
ABA # 113000609
ACCOUNT # 000000709377717
Reference: M/S Remittance March 1, 2007 Remit for Wachovia Mortgage Corporation
Attention:  LSBO Group-MS

9.  Notwithstanding any term hereof to the contrary, the execution and delivery of the AAR Agreement by the Assignee is solely in its capacity as trustee for Prime Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1 and not individually, and any recourse against the Assignee in respect of any obligations it may have under or pursuant to the terms of this AAR Agreement shall be limited solely to the assets it may hold as trustee of Prime Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1.

Modification of Purchase Agreement

10.  The Seller and Assignor hereby amend the Purchase Agreement as follows:

(a)  The definition of Business Day is deleted in its entirety and replaced with the following:

Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a legal holiday in the States of New York, North Carolina, Maryland,  Minnesota or Texas, or (iii) a day on which banks in the States of New York, North Carolina, Maryland, Minnesota or Texas are authorized or obligated by law or executive order to be closed.

(b)  The following definitions are added to Section 1.01 of the Purchase, Warranties and Servicing Agreement:

Master Servicer: EMC Mortgage Corporation.

Nonrecoverable Advance: Any advance previously made by the Seller pursuant to Section 5.03 or any Servicing Advance which, in the good faith judgment of the Seller, may not be ultimately recoverable by the Seller from Liquidation Proceeds or otherwise.  The determination by the Seller that it has made a Nonrecoverable Advance, shall be evidenced by an Officer’s Certificate of the Seller delivered to the Purchaser and the Master Servicer and detailing the reasons for such determination.

Prepayment Charge: Any prepayment premium, penalty or charge payable by a Mortgagor in connection with any Principal Prepayment on a Mortgage Loan pursuant to the terms of the related Mortgage Note.

Trustee: U.S. Bank National Association.

(a)  The definition of Eligible Account in Section 1.01 of the Purchase Agreement is deleted in its entirety and replaced with the following:

Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company, the long-term unsecured debt obligations and short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company, so long as Moody’s is not a Rating Agency) are rated by each Rating Agency in one of its two highest long-term and its highest short-term rating categories, respectively, at the time any amounts are held on deposit therein; provided, that following a downgrade, withdrawal, or suspension of such institution's rating  as set forth above, each account shall promptly (and in any case within not more than 30 calendar days) be moved to one or more segregated trust accounts in the trust department of such institution, or to an account at another institution that complies with the above requirements, or (ii) a trust account or accounts maintained with the corporate trust department of a federal or state chartered depository institution or trust company having capital and surplus of not less than $50,000,000, acting in its fiduciary capacity or (iii) any other account acceptable to the Rating Agencies, as evidenced in writing. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

(b)  [The definition of Principal Prepayment in Section 1.01 of the Purchase Agreement is deleted in its entirety and replaced with the following:

Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan full or partial which is received in advance of its scheduled Due Date, including any Prepayment Charge and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.  Partial principal Prepayments shall be applied in accordance with the terms of the related Mortgage Note.]

(c)  The definition of Servicing Fee Rate in Section 1.01 of the Purchase Agreement is deleted in its entirety and replaced with the following:

Servicing Fee Rate: A per annum rate equal to [0.250%.]

(c)  [Section 2.03(e) of the Addendum is hereby amended by changing the reference in 2.03 (e) of the Addendum from “15 calendar days” to “30 calendar days”.]

(d)  Section 4.01 of the Purchase Agreement is hereby amended by changing the first sentence of the third paragraph to the following:

(e)  Consistent with and in addition to the terms set forth in this Agreement, if a Mortgage Loan is in default or such default is reasonably foreseeable, the Seller may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor, including without limitation, to (1) capitalize any amounts owing on the Mortgage Loan by adding such amount to the outstanding principal balance of the Mortgage Loan, (2) defer such amounts to a later date or the final payment date of such Mortgage Loan, (3) extend the maturity of any such Mortgage Loan, (4) amend the related Mortgage Note to reduce the related Mortgage Interest Rate with respect to any Mortgage Loan, (5) convert the Mortgage Interest Rate on any Mortgage Loan from a fixed rate to an adjustable rate or vice versa, (6) with respect to a mortgage loan with an initial fixed rate period followed by an adjustable rate period, extend the fixed period and reduce the adjustable rate period, and/or (7) forgive the amount of any interest, principal or servicing advances owed by the related Mortgagor; provided that, in the Seller's reasonable and prudent determination, such waiver, modification, postponement or indulgence: (A) is not materially adverse to the interests of the Purchaser [on a present value basis] using reasonable assumptions (including taking into account any estimated realized loss that might result absent such action); and (B) does not amend the related Mortgage Note to extend the maturity thereof later than the date of the Latest Possible Maturity Date (as such term is defined in the related pooling and servicing agreement); provided, further, with respect to any Mortgage Loan that is not in default or if default is not reasonably foreseeable, unless the Seller has provided to the Purchaser a certification addressed to the Purchaser, based on the advice of counsel or certified public accountants that have a national reputation with respect to taxation of REMICs that a modification of such Mortgage Loan will not result in the imposition of taxes on or disqualify from REMIC status any of the REMICs and has obtained the prior written consent of the Purchaser, the Seller shall not permit any modification with respect to any Mortgage Loan.  [Notwithstanding the foregoing, for any waiver, modification, postponement or indulgence (not including any partial releases, assumptions of mortgages or modifications of any Mortgage Loan that is done in connection with compliance with the Relief Act) which the Seller reasonably anticipates may result in a realized loss of 20% or more of the outstanding principal balance of a Mortgage Loan, the Seller shall present such proposed waiver, modification, postponement or indulgence, together with any supporting documentation, to the Master Servicer for consideration and approval.  The Seller shall submit all waivers, modifications or variances of the terms of any Mortgage Loan with respect to partial releases, assumptions of mortgages or for modifications done in furtherance of compliance with the Relief Act, together with any supporting documentation, to the Master Servicer for consideration and approval.]

(f)  The following shall be added as the second paragraph in Section 4.02 of the Purchase, Warranties and Servicing Agreement:

The Seller shall not waive any Prepayment Charge unless: (i) such waiver is standard and customary in servicing similar mortgage loans to the Mortgage Loans (including any waiver of a Prepayment Charge in connection with a refinancing of a Mortgage Loan related to a default or a reasonably foreseeable default), and (ii) such waiver, in the reasonable judgment of the Seller, would maximize recovery of total proceeds from the Mortgage Loan, taking into account the value of such Prepayment Charge and the related Mortgage Loan. In no event will the Seller waive a Prepayment Charge in connection with a refinancing of a Mortgage Loan that is not related to a default or a reasonably foreseeable default. If a Prepayment Charge is waived, but does not meet the standards described above, then the Seller is required to pay the amount of such waived Prepayment Charge by remitting such amount to the Master Servicer by the Remittance Date.

(g)  [Section 4.03 of the Purchase Agreement is hereby amended by adding the following paragraph to the end of the section:

The Master Servicer shall fully reimburse the Seller for Servicing Advances and Monthly Advances related to Liquidation Proceeds on the Remittance Date after such Servicing Advances and Monthly Advances are approved; provided, however, the Seller must provide documentation in the form of Exhibit T hereto to the Master Servicer seeking approval within 90 days of final liquidation of a Mortgage Loan.  The Master Servicer shall provide such approval or denial to the Seller no later than thirty (30) days after receipt of such claim; provided, however, such claim must be complete with all supporting documentation.  The Seller’s obligation to make such Servicing Advances and Monthly Advances as to any Mortgage Loan shall continue through the final liquidation of the Mortgaged Property, unless the Seller deems such advance nonrecoverable and submits an Officer’s Certificate in accordance with Section 5.03.]

(h)  Section 4.05 of the Purchase Agreement is hereby amended by adding the following as Subsection 4.05(x):

to reimburse itself for Nonrecoverable Advances, to the extent not reimbursed pursuant to clause (ii) or clause (iii)[, upon prior approval from the Master Servicer.  The Master Servicer shall provide such approval or denial to the Seller no later than thirty (30) days after receipt of such claim; provided, however, such claim must be complete with all supporting documentation.]

(i)  [The following is added as the last paragraph of Section 4.05:

Notwithstanding the foregoing, the Seller’s right to reimbursement pursuant to clauses (ii), (iii) and (ix) above shall be subject to the prior approval of the Master Servicer.  The Master Servicer shall provide such approval or denial to the Seller no later than thirty (30) days after receipt of such claim; provided, however, the Seller must submit such claim with all supporting documentation in order for the Master Servicer to approve or deny such claim within such time period.  Pending such approval, such funds shall be remitted by the Seller to the Master Servicer to the extent such funds, in addition to any Servicing Advances and Advances, constitute an amount equal to the outstanding Stated Principal Balance of the related Mortgage Loan plus any accrued interest due and owing on such Mortgage Loan.]

(j)  [Section 5.02 of the Purchase Agreement is hereby amended by adding the following sentence at the end of the  and replaced with the following:

The Seller shall also provide a monthly report in the form of Exhibit G, with respect to remittances, Exhibit I, with respect to realized losses and gains, Exhibit H, with respect to defaulted mortgage loans, Exhibit J, with respect to modified mortgage loans and Exhibit K, with respect to claims submitted, with each such report.]

(k)  Section 6.04 of the Purchase Agreement is hereby amended by adding the following paragraph to the end of the section:

In the event the Servicer or any subservicer or subcontractor engaged by it is terminated, assigns its rights and obligations under, or resigns pursuant to the terms of this Agreement, or any other applicable agreement in the case of a subservicer or subcontractor, as the case may be, such party shall provide an Annual Statement of Compliance pursuant to this Section 6.04 or to the related section of such other applicable agreement, as the case may be, as to the performance of its obligations with respect to the period of time it was subject to this Agreement or any other applicable agreement, as the case may be, notwithstanding any such termination, assignment or resignation.

(l)  Section 2.05 of the Addendum is hereby amended by adding the following paragraph as Section (c):

In the event the Servicer or any subservicer or subcontractor engaged by it is terminated, assigns its rights and obligations under, or resigns pursuant to, the terms of this Agreement, or any other applicable agreement in the case of a subservicer or subcontractor, as the case may be, such party shall provide an Assessment of Compliance and cause to be provided an Attestation Report pursuant to this Section 2.05 or to the related section of such other applicable agreement, as the case may be, notwithstanding any such termination, assignment or resignation.

(m)  Section 11.04 of the Purchase Agreement is deleted in its entirety and replaced with the following:

Section 11.04  Governing Law.

This Agreement and the related Assignment and Conveyance Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to principles of conflicts of laws and except to the extent preempted by Federal law.  The obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

(n) [The Purchase Agreement is hereby amended as of the date hereof by inserting a new Exhibit G to the Purchase Agreement, a copy of which is annexed hereto as Attachment 4.

(o)  The Purchase Agreement is hereby amended as of the date hereof by inserting a new Exhibit H to the Purchase Agreement, a copy of which is annexed hereto as Attachment 5.

(p)  The Purchase Agreement is hereby amended as of the date hereof by inserting a new Exhibit I to the Purchase Agreement, a copy of which is annexed hereto as Attachment 6.

(q)  The Purchase Agreement is hereby amended as of the date hereof by inserting a new Exhibit J to the Purchase Agreement, a copy of which is annexed hereto as Attachment 7.

(r)  The Purchase Agreement is hereby amended as of the date hereof by inserting a new Exhibit K to the Purchase Agreement, a copy of which is annexed hereto as Attachment 8.]

(s)  The Purchase Agreement is hereby amended as of the date hereof by inserting a new Exhibit L to the Purchase Agreement, a copy of which is annexed hereto as Attachment 9.

Miscellaneous

11.  Seller shall indemnify and hold harmless the Assignor, each affiliate of the Assignor, SAMI II, the Assignee, Bear, Stearns & Co. Inc. (the “Underwriter”) and each affiliate of the Underwriter, each Person (including, but not limited to, the Master Servicer) responsible for the preparation, execution or filing of any report required to be filed with the Commission, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act, each Person who controls the Assignor, SAMI II, the Assignee or the Underwriter (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees, agents and affiliates of each of the foregoing (each, an “Indemnified Party”), and shall hold each of them harmless from and against any claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

(i)
(A)            any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, data, accountants’ letter or other material provided under Article II of the Addendum by or on behalf of the Assignor, or provided under Article II of the Addendum by or on behalf of any Subservicer, Subcontractor or Third-Party Originator (collectively, the “Seller Information”), or (B) the omission or alleged omission to state in the Seller Information a material fact required to be stated in the Seller Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Seller Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Seller Information or any portion thereof is presented together with or separately from such other information;

(ii)
any breach by the Seller of its obligations under Article II of the Addendum, including particularly any failure by the Seller, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants’ letter or other material when and as required under Article II of the Addendum, including any failure by the Seller to identify any Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB;

(iii)
any breach by the Seller of a representation or warranty set forth in Section 2.02(a) of the Addendum or in a writing furnished pursuant to Section 2.02(b) of the Addendum and made as of a date prior to the date hereof, to the extent that such breach is not cured by the date hereof, or any breach by the Seller of a representation or warranty in a writing furnished pursuant to Section 2.02(b) of the Addendum to the extent made as of a date subsequent to the date hereof; or

(iv)	the negligence, bad faith or willful misconduct of the Seller in connection with its performance under Article II of the Addendum.

If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Seller agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Seller on the other.

In the case of any failure of performance described in Section 2.07(a)(ii) of the Addendum, the Seller shall promptly reimburse the Assignor, SAMI II and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants’ letter or other material not delivered as required by the Seller, any Subservicer, any Subcontractor or any Third-Party Originator.

This indemnification shall survive the termination of this AAR Agreement or the termination of any party to this AAR Agreement.

12.  All demands, notices and communications related to the Assigned Loans, the Purchase Agreement and this AAR Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

(a)	In the case of Seller:
Wachovia Mortgage Corporation
401 S Tryon St
Charlotte, North Carolina 28202-1934
Attention: Tim Schuck
Telephone No.: (704) 374-4497

(b)	In the case of Assignor:
EMC Mortgage Corporation
2780 Lake Vista Drive
Lewisville, Texas 75067
Attention: Michelle Viner
Telecopier No.: (214) 626-4889
Email: mviner@bear.com

with a copy  to:
Bear Stearns & Co. Inc.
383 Madison Avenue
New York, New York 10179
Attention: Chris McGovern

(c)	In the case of Assignee:
U.S. Bank National Association,
as Trustee
One Federal Street, 3rd Floor
Boston, Massachusetts 02110
Attention: Corporate Trust Services – PRIME 2007-1
Telecopier No.: (617) 603-6413

13.  The Seller hereby acknowledges that EMC Mortgage Corporation (the “Master Servicer”) has been appointed as the master servicer of the Assigned Loans pursuant to the Pooling and Servicing Agreement, dated as of March 1, 2007, among SAMI II, the Assignor, as seller and Master Servicer and the Assignee, and therefor has the right to enforce all obligations of the Seller, as they relate to the Assigned Loans, under the Purchase Agreement.  Such right will include, without limitation, the right to terminate the Seller under the Purchase Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Seller under the Purchase Agreement, the right to receive all monthly reports and other data required to be delivered by the Seller under the Purchase Agreement, the right to examine the books and records of the Seller, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by the Seller.  The Seller shall make all distributions under the Purchase Agreement, as they relate to the Assigned Loans, to the Master Servicer by wire transfer of immediately available funds to:

EMC Master Servicing Remittances
Bank: Chase Bank of Texas
Branch: Irving, Texas
Account Name: EMC Mortgage Corporation
ABA: # 113000609
ACCOUNT # 000000709377717
Reference: M/S Remittance March 1, 2007 Remit for Wachovia Mortgage Corporation
Attention: LSBO Group-MS

and the Seller shall deliver all reports required to be delivered under the Purchase Agreement, as they relate to the Assigned Loans, to the Assignee at the address set forth in Section 8 herein and to the Master Servicer at:

EMC Mortgage Corporation
780 Lake Vista Drive
Lewisville, Texas 75067
Attention: Michelle Viner
Facsimile: (214) 626-4889
Email: mviner@bear.com

14.  Each party will pay any commissions it has incurred and the fees of its attorneys in connection with the negotiations for, documenting of and closing of the transactions contemplated by this AAR Agreement.

15.  This AAR Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

16.  No term or provision of this AAR Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

17.  This AAR Agreement shall inure to the benefit of the successors and assigns of the parties hereto.  Any entity into which Assignor, Assignee or Seller may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or Seller, respectively, hereunder.

18.  This AAR Agreement shall survive the conveyance of the Assigned Loans, the assignment of the Agreements to the extent of the Assigned Loans by Assignor to Assignee and the termination of the Agreements.

19.  This AAR Agreement may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

20.  In the event that any provision of this AAR Agreement conflicts with any provision of the Agreements with respect to the Assigned Loans, the terms of this AAR Agreement shall control.

IN WITNESS WHEREOF, the parties hereto have executed this AAR Agreement as of the day and year first above written.

EMC MORTGAGE CORPORATION Assignor By:_______________________________ Name:_____________________________ Title:______________________________
U.S. BANK NATIONAL ASSOCIATION, not individually but solely as Trustee for the Prime Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1
Assignee By: _______________________________ Name:_____________________________ Title:______________________________
WACHOVIA MORTGAGE CORPORATION Seller By:_______________________________ Name:_____________________________ Title:______________________________

ATTACHMENT 1

ASSIGNED LOAN SCHEDULE

(Provided Upon Request)

ATTACHMENT 2

Purchase Agreement

Assignment and Conveyance Agreement (Provided Upon Request)

[ATTACHMENT 3

AFFILIATION DISCLOSURE

(Pursuant to Item 1119 of Regulation AB)

1             .Sponsor and any affiliate, including but not limited to:
a. EMC Mortgage Corporation
b. Bear, Stearns & Co. Inc.
c. Bear, Stearns Securities Corp.
d. Bear Stearns Structured Products
e. Bear, Stearns International Limited

2.             Depositor and any affiliate, including but not limited to:
a. Bear Stearns Asset Backed Securities I LLC
b. Structured Asset Mortgage Investments II Inc.

3.            Prime Mortgage Trust 2007-1 and any affiliate

4.           U.S. Bank National Association, as Trustee, and any affiliate

5.           Significant obligor and any affiliate – None

6.           Enhancement or support provider and any affiliate – None

7.           1100(d)(1) parties – any named party in the Securitization Transaction:

a. Cap Contract Provider:  None

b. Underwriter:  Bear, Stearns & Co. Inc.

c. Servicers:  Chevy Chase Bank, F.S.B.; EMC Mortgage Corporation; National City Mortgage Co.; Wachovia Mortgage Corporation; Wells Fargo Bank, N.A.

d. Master Servicer:  Wells Fargo Bank, National Association

e. Unaffiliated Servicer of 20%:  Chevy Chase Bank, F.S.B.; EMC Mortgage Corporation

f. Originator of 10%:  Chevy Chase Bank, F.S.B.; Impac Funding Corporation

g. Securities Administrator:  Wells Fargo Bank, National Association

h. Custodian: Wells Fargo Bank, National Association]

[ATTACHMENT 4]

EXHIBIT G to the Purchase Agreement

REMITTANCE OVERVIEW REPORT

FIELD	FIELD	FIELD
#	NAME	DEFINITION

Current Monthly Remit File reported by Investor Services to Master Servicers & Investors:

1	S50YDATE	Cutoff Date
2	CLIENT	WF Client Number
3	INVNUM	WF Investor Number
4	CATNUM	WF Category Number
5	POOLNUM	Pool Number
6	LOANNUMBER	WF Loan Number
7	INVLNNO	Investor Loan Number
8	SCHPRIN	Scheduled Principal Payment
9	SCHNETINT	Scheduled Net Interest Amount
10	CURTDATE	Curtailment Date
11	CURTCOL	Total Curtailment Amount
12	CURTADJ	Total Curtailment Int Adjustment Amount
13	CURTREMIT	Total Curtailment Remittance Amount
14	INTRATE	Interest Rate
15	SFRATE	Service Fee Rate
16	YIELD	Pass Through Rate
17	PANDI	Principal and Interest Payment
18	BEGSCHPB	Beginning Scheduled Balance
19	ENDSCHPB	Ending Scheduled Balance
20	BEGPB	Beginning Principal Balance
21	ENDPB	Ending Principal Balance
22	DUEDATE	Due Date
23	PRINCOL	Principal Collected
24	INTCOL	Interest Collected
25	SFCOL	Service Fee Collected
26	BUYDOWN	Buydown Amount
27	SCHREMIT	Schedule Principal and Net Interest Remittance Amount
28	TYPE	Populated if "ARM" loan
29	PIFDATEPAID	Payoff Date
30	PIFPRINPAID	Payoff Principal Paid
31	PIFNETINTPAID	Payoff Net Interest Paid
32	PIFPENALTYINTPAID	Payoff Prepayment Penalty Paid
33	PIFREMIT	Total Payoff Remittance Amount
34	PENDING	Pending Transfer Flag
35	MESSAGE	Messages
36	SORTABLELOANNUMBER	Loan Number
37	NOTES	Loan Notes from Reporter
38	PRINDIFF	Loan Sale Difference
39	PRINADJ	Loan Sale Difference Interest Adjustment

Additional Fields to be added as a result of REG AB (per CTS):

40	SSCRAREMIT	Soldiers and Sailors Remittance Amount
41	CLAIMSREMIT	Claims Remittance Amount
42	MISCREMIT	Miscellaneous Remittance Amount
43	TOTALREMIT	Total Remittance Amount
44	PPPAMOUNT	Prepayment Penalty Calculated Amount
45	PPPWAIVED	Prepayment Penalty Waived Amount
46	PPPPAIDBYBORROWER	Prepayment Penalty Paid by the Borrower
47	PPPPAIDBYSERVICER	Prepayment Penalty Paid by the Servicer
48	MODEFFDATE	Modification Effective Date
49	MODTYPE	Modification Type (See Mod Type tab)
50	ACTIONCODE	Action Code (See Action Code Tab - Just 63 & 65)
51	ACTUALDUEDATE	Actual loan due date
52	ACTUALPRINBAL	Actual Loan Principal Balance

Calculation:
TotalRemit = Remit + PIFRemit + CurtRemit + SSCRARemit + ClaimsRemit + MiscRemit

[ATTACHMENT 5]

EXHIBIT H to the Purchase Agreement

STANDARD FILE LAYOUT - DEFAULT DETAIL REPORT

WF Client ID
WF Loan Number
MAN
Bankrupt_Status
Delq_Paymt_Count
% of MI Coverage
Actual MI Claim Filed Date
Actual Bankruptcy Start Date
Actual MI Claim Amount Filed
Actual Discharge Date
Actual Due Date
Actual Eviction Complete Date
Actual Eviction Start Date
Actual First Legal Date
Actual Redemption End Date
Bankruptcy Chapter
Bankruptcy Flag
Bankruptcy Case Number
MI Claim Amount Paid
MI Claim Funds Received Date
Current Loan Amount
Date FC Sale Scheduled
Date Relief_Dismissal Granted
Date REO Offer Accepted
Date REO Offer Received
Delinquency Value
Delinquency Value Source
Delinquency Value Date
Delinquency Flag
Foreclosure Flag
Corporate Expense Balance
Foreclosure Attorney Referral Date
Foreclosure valuation amount
Foreclosure Valuation Date
Foreclosure Valuation Source
FHA 27011A Transmitted Date
FHA 27011B Transmitted Date
VA LGC_FHA Case Number
FHA Part A Funds Received Date
Foreclosure Actual Sale Date
Servicer Loan Number
Loan Type
Loss Mit Approval Date
Loss Mit Flag
Loss Mit Removal Date
Loss Mit Type
Loss Mit Value
Loss Mit Value Date
Loss Mit Value Source
MI Certificate Number
LPMI Cost
Occupancy Status
First Time Vacancy_Occupancy Status Date
Original Loan Amount
Original Value Amount
Origination Date
FHA Part B Funds Received Date
Post Petition Due Date
Property Condition
Property Type
Reason for Default
REO Repaired Value
REO List Price Adjustment Amount
REO List Price Adjustment Date
REO Value As Is
REO Actual Closing Date
REO Flag
REO Original List Date
REO Original List Price
REO Net Sales Proceeds
REO Sales Price
REO Scheduled Close Date
REO Value Date
REO Value Source
Repay First Due Date
Repay Next Due Date
Repay plan broken/reinstated/closed date
Repay Plan Created Date
SBO Loan Number
Escrow Balance/advance balance
Title approval letter received date
Title Package HUD/VA Date
VA Claim Funds Received Date
VA claim Submitted Date
VA First Funds Received Amount
VA First Funds Received Date
VA NOE Submitted Date
Zip Code
FNMA Delinquency status code
FNMA Delinquency Reason Code
Suspense Balance
Restricted Escrow Balance
Investor Number
Acq_Date

[ATTACHMENT 6]

EXHIBIT I to the Purchase Agreement

The Seller shall provide the Master Servicer with this Exhibit in the format below or such other format as mutually agreed upon between the Seller and the Master Servicer.

EMC MASTER SERVICING CALCULATION OF GAIN/LOSS ON DELINQUENT LOAN WORKSHEET
Date:____________________________

Prepared By	Phone Number	Email Address

Servicer Loan Number	Servicer Address	EMC Loan Number

Borrower Name	Property Address

Liquidation Type	REO	Third Party	Short Sale	Charge off	Deed In Lieu

Has this loan been previously modified?                                 Yes                     No

Has this loan been crammed down in a bankruptcy?            Yes                     No

If “Yes”, provide amount _______________________________

 Liquidation and Acquisition Expenses:

 Amounts requiring Amortization Schedule for backup:

Actual Unpaid Principal Balance of Mortgage Loan
Interest Accrued at Net Rate Less Servicing Fees
Accrued Servicing Fees

Amounts requiring Additional backup:

Attorney’s Fees	Corporate advance history defining amounts paid, reimbursed, payee and reason codes
Attorney’s Costs	Corporate advance history defining amounts paid, reimbursed, payee and reason codes
Taxes	Payment history showing disbursements
Property Maintenance	Corporate advance history defining amounts paid, reimbursed, payee and reason codes
Property Inspection	Corporate advance history defining amounts paid, reimbursed, payee and reason codes
PMI/Hazard Insurance Premiums	Payment history showing disbursements
Utility Expenses	Payment history showing disbursements
Appraisal/BPO Expenses	Corporate advance history defining amounts paid, reimbursed, payee and reason codes
HOA Dues	Payment history showing disbursements
Cash For Keys	Corporate advance history defining amounts paid, reimbursed, payee and reason codes
Miscellaneous (itemized)	Requires Itemization and supporting detail
Total Expenses	-----------------------------------------------

Credits to Loan:

Escrow Balance/Advance	Payment history showing disbursements and ending balance
Rental Receipts	Payment history showing application of funds to loan
Hazard Claim Proceeds	Payment history showing credit to account
PMI Funds	EOB document
Government Insurance Funds (Part A Funds)	EOB document
REO Proceeds	HUD 1 Settlement Statement
Government Insurance Funds (Part B Funds)	EOB document
Pool Insurance Proceeds	Payment history showing credit to account
Other Credits (itemized)	Payment history showing credit to account
Total Credits	------------------------------------------------

Total Realized Loss (or Amount of Gain)$________________
NOTE:  Do not combine or net remit items.  All expenses and credits should be documented individually.   Claim packages are due by the fifth business day of the month following receipt of liquidation proceeds.  Late claims may result in delayed claim payment.  The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

[ATTACHMENT 7]

EXHIBIT J to the Purchase Agreement

MODIFIED LOANS REPORT

Servicer Loan Number	SBO Number	Modification Date	Modification Reason	New effective Interest Rate Date	New effective Modified Payment amount date	Modification Effective date	Modified Balance	New Effective Modified Interest Rate	New Effective Modified Payment Amount

Modified Maturity Date	Capitalized Interest	New Modified Servicer Service Fee Rate	New Modified Investor Serivce Fee Rate	Fixed Service Fee Rate	Convert to Fixed Rate Loan	Modify to Fixed Rate Characteristics	Total Amount Capitalized

[ATTACHMENT 8]

EXHIBIT K to the Purchase Agreement

CLAIMS SUBMITTED REPORT
Client	Loan Number	Inv_Loan_Number	Mortgagor Name	Inv Id	Inv Name	Claim type	F/C Sale Held	Prop Sold To 3rd Pty	Ratified	Rcv 3rd Party Sale $	Eviction Rq To Atty	Tenants Vacated

Part A Submit	Partial Funds Rec’d	Title Pkg To Hud	Title Aprvl	Part B-E Submit	Final Funds Rec’d	Claim To Inv	Remittance Letter	Report Date	Aged Days	WFHM Status	WFHM Comment

EMC Claims Pending Payment
Total Claims Filed
0-29
30-59
60-89
90 +_

ATTACHMENT 9

EXHIBIT L to the Purchase Agreement

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by [the Servicer] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria”:

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
X
Cash Collection and Administration
1122(d)(2)(i)
Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
X
1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
X
1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)
 Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
X
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.
X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X

Pool Asset Administration
1122(d)(4)(i)	Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.	X
1122(d)(4)(ii)	Mortgage loan and related documents are safeguarded as required by the transaction agreements	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X
1122(d)(4)(iv)
Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.
X
1122(d)(4)(v)	The Servicer’s records regarding the mortgage loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
X
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
X
1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.	X
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.
X
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.